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                                                                   EXHIBIT 24(d)
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                               POWER OF ATTORNEY
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          KNOW ALL PEOPLE BY THESE PRESENTS that the undersigned, HAWAII
ELECTRIC LIGHT COMPANY, INC., a Hawaii corporation, and the officers and directors of said corporation whose names are signed hereto, hereby constitute and appoint T. MICHAEL MAY, PAUL A. OYER, MARVIN A. HAWTHORNE, DAVID J. REBER and GREGORY R. KIM of Honolulu, Hawaii, and each of them, with full power of substitution in the premises (with full power to each of them to act alone), their true and lawful attorneys and agents, and in its and their name, place and stead, to do any and all acts and things and to execute and deliver any and all instruments and documents which said attorneys and agents or any of them may deem necessary or advisable to be done to enable Hawaii Electric Light Company, Inc. ("HELCO") to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof and/or to comply with the requirements of any other state regulatory authority, all in connection with the registration under said Act on Form S-3, of up to 2,000,000 of Quarterly Income Preferred Securities with a liquidation preference of $25 per Preferred
Security, to be issued by HECO Capital Trust I for the benefit of and as guaranteed by HELCO's parent company, Hawaiian Electric Company, Inc. ("HECO"), and the related HECO Guarantees and underlying debt securities of
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HECO, HELCO and Maui Electric Company, Limited, including specifically but without limiting the generality of the foregoing, power and authority to sign the name of Hawaii Electric Light Company, Inc., and the names of the undersigned officers and directors thereof, in the capacities indicated below, to Amendment No. 2 to the registration statement filed with the Securities and Exchange Commission in respect of the aforementioned securities (Registration Nos. 333-20757 and 333-20757-01), to any and all further amendments (including pre- and post-effective amendments) and supplements to said registration statement and to any instruments or documents filed as a part of or in connection with said registration statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, Hawaii Electric Light Company, Inc. has caused this Power of Attorney to be executed in its name by its President and its Financial Vice President and Treasurer and attested by its Secretary, and the undersigned officers and directors of Hawaii Electric Light Company, Inc. have hereunto set their hands, as of the 19th day of March, 1997. This Power of Attorney may be executed in any number of
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counterparts by the corporation and by any one or more of the officers and directors named below.

ATTEST:                            HAWAII ELECTRIC LIGHT COMPANY, INC.
/s/ Molly M. Egged
_____________________________          /s/ Warren H. W. Lee
Molly M. Egged                     By  ____________________________
Secretary                              Warren H. W. Lee
                                       President

                                       /s/ Paul A. Oyer
                                   By  ____________________________
                                       Paul A. Oyer
                                       Financial Vice President and
                                       Treasurer
/s/ Warren H. W. Lee
_____________________________      President, Principal Executive
Warren H. W. Lee                   Officer and Director


/s/ Paul A. Oyer
_____________________________      Financial Vice President,
Paul A. Oyer                       Treasurer
                                   and Principal Financial and
                                   Accounting Officer


/s/ T. Michael May
_____________________________      Chairman of the Board of Directors
T. Michael May

/s/ Richard Henderson
_____________________________      Director
Richard Henderson

/s/ Denzil W. Rose
_____________________________      Director
Denzil W. Rose


_____________________________      Director
Barry K. Taniguchi


_____________________________      Director
Donald K. Yamada

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